UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

On July 26, 2013, a Certificate of Amendment was filed with the Secretary of State of the State of Delaware amending the Certificate of Designations, Preferences and Rights of Series D Preferred Stock (the “Series D Certificate of Designations”) to:

•

provide that (a) the beneficial ownership limitation that prohibits the Company from paying a holder of the Company’s Series D preferred stock dividends payable in shares of the Company’s common stock to the extent the issuance of such shares would result in the holder of the Series D preferred stock and its affiliates beneficially owning more than 19.99% of the outstanding common stock (including shares of common stock issuable upon conversion of the Series D preferred stock) would be increased from 19.99% to 35% in the event that the Nasdaq Proposal (as defined below) was approved by the Company’s stockholders and (b) the beneficial ownership limitation that prohibits a holder of Series D preferred stock from converting its shares to the extent such conversion would result in the holder and its affiliates beneficially owning more than 19.99% of the outstanding common stock (including shares of common stock issuable upon conversion of the Series D preferred stock) would be increased from 19.99% to 35% in the event that the Nasdaq Proposal was approved by the Company’s stockholders.

•	eliminate the requirement that the Company pay corresponding dividends to the holders of Series D preferred stock upon payment of dividends to holders of the Company’s Series E preferred stock;

•

change the date after which the Company may elect to pay dividends in shares of common stock from December 31, 2014 to October 1, 2013, and to allow for the payment of such dividends in shares of a to-be-created new series of non-voting preferred stock in the event that payment of such dividends may not be made in shares of common stock as a result of the application of the beneficial ownership limitation set forth in the Series D Certificate of Designations;

•

eliminate the right of holders of Series D preferred stock to receive, in the event of a liquidation, dissolution or winding up of the Company (a “Liquidation”), an amount per share of Series D preferred stock equal to the original issue price of such share of Series D preferred stock plus any dividends accrued or declared but unpaid thereon to the extent such amount is greater than the amount that would have been payable with respect to such share had all shares of Series D preferred stock been converted into shares of common stock immediately prior to such Liquidation, such that upon a Liquidation the holders of Series D preferred stock will receive an amount per share of Series D preferred stock equal to the amount that would be payable with respect to such share had all shares of Series D preferred stock been converted into shares of common stock immediately prior to such Liquidation; and

•

provide, in the event of a sale of the Company, for the distribution of any assets that remain available for distribution to the Company’s stockholders, after payment to the holders of the Company’s Series A preferred stock and any other class of the Company’s capital stock that ranks senior to the Series D preferred stock, to the holders of Series D preferred stock on a pro rata basis with the holders of common stock, Series E preferred stock and such new series of non-voting preferred stock that was pari passu with the Series D preferred stock.

Additionally, on July 26, 2013, a Certificate of Amendment was filed with the Secretary of State of the State of Delaware amending the Certificate of Designations, Preferences and Rights of Series E Preferred Stock (the “Series E Certificate of Designations”) to:

•

permit the Company to elect to pay dividends to the holders of Series E preferred stock in shares of common stock in lieu of cash beginning October 1, 2013, and to allow for the payment of such dividends in shares of a to-be-created new series of non-voting preferred stock in the event that payment of such dividends may not be made in shares of common stock as a result of the application of the beneficial ownership limitation set forth in the Series E Certificate of Designations; and

•

eliminate the right of the holders of Series E preferred stock to receive, in the event of a Liquidation, an amount per share of Series E preferred stock equal to the original issue price of such share of Series E preferred stock plus any dividends accrued or declared but unpaid thereon to the extent such amount is greater than the amount that would have been payable with respect to such share had all shares of Series E preferred stock been converted into shares of common stock immediately prior to such Liquidation, such that upon a Liquidation the holders of Series E preferred stock will receive an amount per share of Series E preferred stock equal to the amount that would be payable with respect to such share had all shares of Series E preferred stock been converted into shares of common stock immediately prior to such Liquidation.

Each of the above described amendments to the Series D Certificate of Designations and Series E Certificate of Designations were approved by the Company’s stockholders at its 2013 annual meeting of stockholders (the “Annual Meeting”). Copies of the Certificate of Amendment to Series D Certificate of Designations and Certificate of Amendment to Series E Certificate of Designation are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the Annual Meeting, the Company’s stockholders approved the 2013 Stock Incentive Plan (the “2013 Plan”). The 2013 Plan had previously been adopted by the Company’s Board of Directors subject to stockholder approval.

The following brief description of the 2013 Plan is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. Copies of the forms of incentive stock option agreement, nonstatutory stock option agreement and nonstatutory stock option agreement for non-employee directors adopted by the Company’s Board of Directors for awards granted under the 2013 Plan are also attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

The 2013 Plan allows for the issuance of up to 4,000,000 shares of the Company’s common stock plus such additional number of shares of common stock (up to 5,945,000) as is equal to the sum of (i) 224,460, representing the number of shares of common stock reserved for issuance under the Company’s 2008 Stock Incentive Plan that were available for grant under the 2008 Stock Incentive Plan immediately prior to stockholder approval of the 2013 Plan and (ii) the number of shares of common stock subject to awards granted under the Company’s 2008 Stock Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, or forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right.

Employees, officers, directors, consultants and advisors of the Company and of its future parent or subsidiary corporations and any other business venture in which the Company has a controlling interest (as determined by the Company’s Board of Directors) are eligible to be granted Awards under the 2013 Plan. However, incentive stock options may only be granted to employees of the Company, employees of the Company’s present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. The Company’s Board of Directors has authorized the compensation committee to administer certain aspects of the 2013 Plan, including the granting of awards to directors and executive officers. In addition, as permitted by the terms of the 2013 Plan, the Board of Directors has delegated to the Chief Executive Officer of the Company the authority to grant equity awards to non-executive employees in accordance with guidelines established by the compensation committee of the Board of Directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 140,000,000 shares to 280,000,000 shares. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment to the Restated Certificate”) filed with the Secretary of State of the State of Delaware on July 26, 2013. A copy of the Certificate of Amendment to the Restated Certificate is attached as Exhibit 3.3 hereto and incorporated herein by reference.

Also at the Annual Meeting, the Company’s stockholders approved amendments to the Series D Certificate of Designations and the Series E Certificate of Designations to effect the changes to the Series D preferred stock and Series E preferred stock described in Item 3.03 of this Current Report on Form 8-k. The information set forth in Item 3.03 of this Current Report on Form 8-k is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

1a. The proposed amendment to the Company’s Restated Certificate of Incorporation to declassify the Company’s Board of Directors was not approved.

For:	31,179,529
Against:	229,997
Abstain:	22,065
Broker Non-Votes:	6,294,237

1b. The proposed amendment to the Company’s Restated Certificate of Incorporation to provide that the Company’s stockholders may remove the Company’s directors with or without cause following declassification of the Company’s Board of Directors was not approved.

For:	31,183,531
Against:	246,200
Abstain:	1,860
Broker Non-Votes:	6,294,237

1c. The proposed amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting requirement for amending or repealing Article ELEVENTH of the Restated Certificate of Incorporation was not approved.

For:	31,175,535
Against:	249,957
Abstain:	6,099
Broker Non-Votes:	6,294,237

Each of proposals 1(a), 1(b) and 1(c) required the affirmative vote of the stockholders of the Company holding at least 75% of the issued and outstanding shares of the common stock and Series D preferred stock entitled to vote, voting together as a single class and on an as converted basis.

2. The proposed amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 140,000,000 to 280,000,000 was approved.

For:	37,141,762
Against:	569,001
Abstain:	15,064

3. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	30,749,622
Against:	250,689
Abstain:	431,280
Broker Non-Votes:	6,294,237

4. The Company’s 2013 Stock Incentive Plan was approved.

For:	30,729,678
Against:	270,258
Abstain:	431,655
Broker Non-Votes:	6,294,237

5. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 was ratified.

For:	37,236,805
Against:	67,206
Abstain:	421,816

6. The following nominees were elected to the Company’s Board of Directors as Class III directors for terms expiring at the 2016 annual meeting of stockholders.

	For	Withheld	Broker Non- Votes
Dr. Sudhir Agrawal	31,378,757	52,834	6,294,237
Dr. Eve Slater	31,381,606	49,985	6,294,237
Mr. Youssef El Zein	31,385,646	45,945	6,294,237

7. The issuance and sale by the Company to certain affiliates of Pillar Invest Corporation (including the Company’s prior issuances and sales of its securities to such affiliates in November 2011 and November 2012) of a number of shares of common stock that is greater than 19.99% of the total number of issued and outstanding shares of common stock and the outstanding voting power of the Company’s securities after such issuance and sale in accordance with Nasdaq Listing Rule 5635(b) (the “Nasdaq Proposal”) was not approved.

Common stock and Series D preferred stock voting together as a single class and on an as-converted basis:

For:	31,145,557
Against:	252,634
Abstain:	33,400
Broker Non-Votes:	6,294,237

Common stock and Series D preferred stock held by the stockholders of the Company (other than the Company, Pillar Invest Corporation and their respective affiliates) voting together as a single class and on an as-converted basis:

For:	18,950,739
Against:	233,867
Abstain:	30,919
Broker Non-Votes:	6,294,237

Proposal 7 required the affirmative vote of (i) the stockholders of the Company holding a majority of the issued and outstanding shares of the common stock and Series D preferred stock present in person or represented by proxy and voting on the matter, voting as a single class and on an as converted basis and (ii) the stockholders of the Company (other than the Company, Pillar Invest Corporation, and their respective affiliates) holding a majority of the issued and outstanding shares of the common stock and Series D preferred stock entitled to vote and held by such stockholders, voting as a single class and on an as converted basis.

8a. The proposed amendment to the Company’s Restated Certificate of Incorporation amending the Series D Certificate of Designations to provide that, if the Nasdaq Proposal were approved by the Company’s stockholders, the beneficial ownership limitation applicable to the Series D preferred stock would be increased from 19.99% to 35% consistent with the beneficial ownership limitations applicable to the Series E preferred stock was approved. However, because the Nasdaq Proposal was not approved by the Company’s stockholders, the beneficial ownership limitation applicable to the Series D preferred stock set forth in the Series D Certificate of Designations, as amended by the Certificate of Amendment to Series D Certificate of Designations, will remain at 19.99%.

Common stock and Series D preferred stock voting together as a single class and on an as-converted basis:

For:	31,044,453
Against:	354,446
Abstain:	32,692
Broker Non-Votes:	6,294,237

Series D preferred stock voting separately as a series:

For:	1,124,260
Against:	0
Abstain:	0

8b. The proposed amendment to the Company’s Restated Certificate of Incorporation amending the Series D Certificate of Designations to eliminate the requirement that the Company pay dividends to the holders of Series D preferred stock upon payment of dividends to the holders of Series E preferred stock was approved.

Common stock and Series D preferred stock voting together as a single class and on an as-converted basis:

For:	30,986,167
Against:	408,708
Abstain:	36,716
Broker Non-Votes:	6,294,237

Series D preferred stock voting separately as a series:

For:	1,124,260
Against:	0
Abstain:	0

8c. The proposed amendment to the Company’s Restated Certificate of Incorporation amending the Series D Certificate of Designations to (i) change the date after which the Company may elect to pay dividends to the holders of the Series D preferred stock in shares of common stock in lieu of cash from December 31, 2014 to October 1, 2013, and (ii) allow for the payment of such dividends in shares of a to-be-created new series of preferred stock in the event that payment of such dividends may not be made in shares of common stock as a result of the application of the beneficial ownership limitations set forth in the Series D Certificate of Designations was approved.

Common stock and Series D preferred stock voting together as a single class and on an as-converted basis:

For:	31,043,881
Against:	350,102
Abstain:	37,608
Broker Non-Votes:	6,294,237

Series D preferred stock voting separately as a series:

For:	1,124,260
Against:	0
Abstain:	0

8d. The proposed amendment to the Company’s Restated Certificate of Incorporation amending the Series D Certificate of Designations to (i) eliminate the provision of the Series D Certificate of Designations that had provided the holders of Series D preferred stock with the right to require the Company to redeem the Series D preferred stock upon the occurrence of specified fundamental changes and provide, in the event of a sale of the corporation (as defined in the Series D Certificate of Designations), for the distribution of any assets that remain available for distribution to the Company’s stockholders, after payment to the holders of the Series A preferred stock and any other class of the Company’s capital stock that ranks senior to the Series D preferred stock, to the holders of the Series D preferred stock on a pro rata basis with the holders of common stock, Series E preferred stock and any new series of non-voting preferred stock that ranks pari passu with the Series D preferred stock and (ii) eliminate the right of the holders of Series D preferred stock to receive, in the event of a Liquidation, an amount per share of Series D preferred stock equal to the original issue price of such share of Series D preferred stock plus any dividends accrued or declared but unpaid thereon to the extent such amount is greater than the amount that would have been payable with respect to such share had all shares of Series D preferred stock been converted into shares of common stock immediately prior to such Liquidation, such that upon a Liquidation the holders of Series D preferred stock will receive an amount per share of Series D preferred stock equal to the amount that would be payable with respect to such share had all shares of Series D preferred stock been converted into shares of common stock immediately prior to such Liquidation, was approved.

Common stock and Series D preferred stock voting together as a single class and on an as-converted basis:

For:	30,628,244
Against:	342,000
Abstain:	461,347
Broker Non-Votes:	6,294,237

Series D preferred stock voting separately as a series:

For:	1,124,260
Against:	0
Abstain:	0

9a. The proposed amendment to the Company’s Restated Certificate of Incorporation amending the Series E Certificate of Designations to (i) permit the Company to elect to pay dividends to the holders of Series E preferred stock in shares of common stock in lieu of cash commencing October 1, 2013, and (ii) allow for the payment of such dividends in shares of a to-be-created new series of preferred stock in the event that payment of such dividends may not be made in shares of common stock as a result of the application of the beneficial ownership limitations set forth in the Series E Certificate of Designations was approved.

Common stock and Series D preferred stock voting together as a single class and on an as-converted basis:

For:	30,624,259
Against:	345,850
Abstain:	461,482
Broker Non-Votes:	6,294,237

Series E preferred stock voting separately as a series:

For:	424,242
Against:	0
Abstain:	0

9b. The proposed amendment to the Company’s Restated Certificate of Incorporation amending the Series E Certificate of Designations to eliminate the right of the holders of Series E preferred stock to receive, in the event of a Liquidation, an amount per share of Series E preferred stock equal to the original issue price of such share of Series E preferred stock plus any dividends accrued or declared but unpaid thereon to the extent such amount is greater than the amount that would have been payable with respect to such share had all shares of Series E preferred stock been converted into shares of common stock immediately prior to such Liquidation, such that upon a Liquidation the holders of Series E preferred stock will receive an amount per share of Series E preferred stock equal to the amount that would be payable with respect to such share had all shares of Series E preferred stock been converted into shares of common stock immediately prior to such Liquidation, was approved.

Common stock and Series D preferred stock voting together as a single class and on an as-converted basis:

For:	30,631,863
Against:	342,000
Abstain:	457,728
Broker Non-Votes:	6,294,237

Series E preferred stock voting separately as a series:

For:	424,242
Against:	0
Abstain:	0

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

See attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.

Date: July 29, 2013	By:	/s/ Sudhir Agrawal, D. Phil.
Sudhir Agrawal, D. Phil.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Series D Certificate of Designations of the Company

3.2	Certificate of Amendment to the Series E Certificate of Designations of the Company

3.3	Certificate of Amendment to the Restated Certificate of Incorporation of the Company

10.1	2013 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement Granted Under the 2013 Stock Incentive Plan

10.3	Form of Nonstatutory Stock Option Agreement Granted Under the 2013 Stock Incentive Plan

10.4	Form of Nonstatutory Stock Option Agreement (Non-employee Directors) Granted Under the 2013 Stock Incentive Plan